Statements of Operations - USD ($)	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Revenues:
Total revenues	$ 0	$ 0
Expenses:
Research and development	1,680,250	2,430,735
General and administrative	2,269,335	1,507,082
Total expenses	3,949,585	3,937,817
Loss from operations	(3,949,585)	(3,937,817)
Interest expense		(37,481)
Net loss	$ (3,949,585)	$ (3,975,298)
Basic and diluted loss per share	$ (0.02)	$ (0.04)
Weighted average common shares outstanding	232,616,649	95,884,524